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                                 EXHIBIT 10.6K

                      FOURTH AMENDMENT TO CREDIT AGREEMENT
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                     FOURTH AMENDMENT TO CREDIT AGREEMENT

        This Amendment dated as of September 29, 1995, is between Bank of America National Trust and Savings Association (the "Bank") and
Williams-Sonoma, Inc. (the "Borrower").


                                   RECITALS

        A. The Bank and the Borrower entered into a certain Amended and Restated Credit Agreement dated as of October 13, 1994 (as previously amended, the "Agreement").

        B.  The Bank and the Borrower desire to amend the Agreement.


                                  AGREEMENT

        1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

        2.  AMENDMENTS.  The Agreement is hereby amended as follows:

                2.1 Paragraph 1.1(a) of the Agreement is amended by changing the amount of the Facility 1 Commitment as follows:

                           Period                          Commitment Amount
                           ------                          -----------------
                From the date of this
                Amendment through 12/16/95                    $87,000,000
                12/17/95 through 04/30/96                     $45,000,000
                05/01/96 through the Expiration Date          $65,000,000

                2.2 The first sentence of Paragraph 2.2 of the Agreement is amended to read as follows:

                  The amount of the letters of credit and shipside bonds outstanding at any one time (including the drawn and unreimbursed amounts of the letters of credit) may not exceed the following: (a) from the date of this Amendment through December 16, 1995, Thirteen Million Dollars ($13,000,000); and (b) thereafter, Twenty Five Million Dollars
                  ($25,000,000).

        3. REPRESENTATIONS AND WARRANTIES. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that:

                (a) There is no event which is, or with notice or lapse of time or both would be, an event of default under the Agreement, as hereby amended;

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                (b)  The representations and warranties in the Agreement are true and correct as of the date of this Amendment as if made on the date of this Amendment;

                (c) This Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers; and

                (d) This Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

        4. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        This Amendment is executed as of the date first stated above.


Bank of America National                    Williams-Sonoma, Inc.
Trust and Savings Association


By  /s/  HAGOP V. BOULDOUKIAN               By  /s/  W. HOWARD LESTER
    ---------------------------                 ------------------------------
    Hagop V. Bouldoukian                        W. Howard Lester
    Vice President                              Chairman and Chief Executive
                                                Officer


                                            By  /s/  RUSSELL SOLT
                                                ------------------------------
                                                Russell Solt
                                                Senior Vice President


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